UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2026

CDT Equity Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41245	87-3272543
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4851 Tamiami Trail North, Suite 200, Naples, FL	34103
(Address of principal executive offices)	(Zip Code)

(646) 491-9132

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CDT	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock	CDTTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Senior Secured Convertible Promissory Note to J.J. Astor & Co.

On October 6, 2026, CDT Equity Inc. (the “Company”) issued a senior secured convertible note (the “Note”) to J.J. Astor & Co. (the “Lender”), in the principal amount of $6,750,000 (the “Principal Amount”), to be funded in two tranches. The Note matures on March 24, 2027 and is payable in twenty-four (24) weekly installments of $168,750 each, commencing October 14, 2026, subject to increase upon funding of the second tranche. The Note was issued pursuant to the Loan Agreement, dated as of June 11, 2026, as amended and restated to date (the “Loan Agreement”), between the Company, CDT Equity Ltd. (the “Subsidiary Guarantor”) and the Lender. In the first tranche, the Company received $3,000,000 (with respect to $4,050,000 of the Principal Amount) before deducting closing fees, with net proceeds of $2,869,850 funded to the Company. The second tranche of $2,000,000 (with respect to the remaining $2,700,000 of the Principal Amount) is subject to the satisfaction of certain conditions on or before December 31, 2026, including the effectiveness of a resale registration statement, receipt of stockholder approval, the absence of an event of default, and a closing bid price of the Company’s Common Stock of not less than $3.00 for the five (5) trading days preceding the second closing. In connection with the issuance of the Note, the Company also issued to the Lender Common Stock Purchase Warrants (the “Warrants”) to purchase 225,000 shares of the Company’s Common Stock (the “Warrant Shares”) at an exercise price of $0.9177 per share. The Warrants are exercisable immediately upon issuance and will expire five years after the issue date.

The Note is secured by a first priority lien on all right, title, and interest in the Collateral (as defined in the Security and Pledge Agreement entered into on June 11, 2026, as amended) of the Company and the Subsidiary Guarantor. Eighty percent (80%) of the net proceeds from the Company’s existing at-the-market offering program with A.G.P./Alliance Global Partners (“A.G.P.”) from sales effected on or after October 6, 2026 are required to be applied first to the Note until the Note has been paid in full, and only thereafter to the Company’s Amended and Restated Senior Secured Convertible Note, dated June 11, 2026 (as amended to date, the “Existing Note”). In addition, the Company is required to apply one hundred percent (100%) of the proceeds received from sales of Common Stock or Common Stock equivalents pursuant to a resale registration statement or in a financing in which A.G.P. or any other investment bank acts as underwriter or placement agent, and, without duplication, eighty percent (80%) of the net proceeds of any other financing (other than sales under the at-the-market offering program) within one business day of receipt, towards prepayment of the Note and continue making all installment payments required under the Existing Note.

Subject to applicable limitations, the Lender has the right to convert all or any portion of the outstanding amount of the Note into shares of Common Stock (the “Conversion Shares”) at a conversion price equal to the greater of (i) seventy percent (70%) of the lowest closing price of the Common Stock over the twenty (20) consecutive trading days preceding the applicable conversion date, or (ii) $0.18354 (the “Floor Price”), subject to adjustment. On December 11, 2026 and every six (6) months thereafter, the Floor Price will be adjusted to equal twenty percent (20%) of the lowest closing price of the Common Stock over the twenty (20) consecutive trading days immediately preceding the applicable reset date, provided that no such adjustment will increase the Floor Price, and the Floor Price will automatically reset to any lower price at which the Company sells or issues Common Stock or Common Stock equivalents. The Note also amends the Loan Agreement and the Existing Note to reset the floor price applicable to the Existing Note to the lower of $0.18354 and the floor price then in effect thereunder, subject to the same adjustments. The Lender is prohibited from converting an amount that would result in the Lender beneficially owning in excess of 4.99% of the outstanding shares of Common Stock (which the Lender may increase to 9.99% or 19.99% in its sole discretion, upon written notice to the Company).

Notwithstanding the foregoing, the issuance of Conversion Shares and Warrant Shares is subject to stockholder approval under the applicable rules and regulations of The Nasdaq Stock Market LLC, to the extent required by such rules and regulations. The Company agreed to convene a stockholder meeting to obtain such approval, among other things, no later than November 13, 2026.

The foregoing description of the Note and Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Note and Warrants, copies of which are filed as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated by reference into this Item 3.02.

The Company issued the Note and Warrants, and expects to issue the Conversion Shares and Warrant Shares upon conversion of the Note and exercise of the Warrants, respectively, in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereunder as a transaction not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant
10.1	Senior Secured Convertible Note, dated October 6, 2026, between CDT Equity Inc. and J.J. Astor & Co.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDT EQUITY INC.

October 13, 2026	By:	/s/ James Bligh
	Name:	James Bligh
	Title:	Chief Executive Officer and Chief Financial Officer